INCOME TAXES	3 Months Ended	6 Months Ended	12 Months Ended
	Mar. 31, 2015	Jun. 30, 2015	Dec. 31, 2014
INCOME TAXES
INCOME TAXES

17.INCOME TAXES

The provision for income tax reflected an effective income tax rate of 81.2% for the three months ended March 31, 2015, which was higher than the statutory federal rate of 35.0% primarily due to non-statutory stock options that expired in the quarter and state income taxes. The provision for income tax reflected an effective income tax rate of 34.7% for the same period in the prior year, which was lower than the statutory federal rate of 35.0% are primarily due to the favorable foreign rate applicable to our foreign source income.

We have analyzed filing positions in all of the federal, state and foreign jurisdictions where we are required to file income tax returns, as well as all open tax years in these jurisdictions. As part of the Merger, the Company recorded $0.7 million of unrecognized tax benefits as of December 31, 2014, which is consistent with the balance as of March 31, 2015. Other than the unrecognized tax benefit related to the Merger, we believe that our income tax filing positions and deductions will be sustained upon audit and we do not anticipate any adjustments that will result in a material change to our financial position. We may from time to time be assessed interest or penalties by tax jurisdictions, although any such assessments historically have been minimal and immaterial to our financial results. Our policy for recording interest and penalties associated with audits and unrecognized tax benefits is to record such items as a component of income tax expense.

17.INCOME TAXES

The provision for income tax reflected an effective income tax rate benefit of 41.0% and 35.8% for the three and six months ended June 30, 2015, respectively, which was higher than the statutory federal rate of 35.0% primarily due to state taxes and the lower foreign tax rate applicable to our foreign source income, partially offset by non-statutory stock options that expired in 2015. The provision for income tax reflected an effective income tax rate expense of 37.3% and 35.7% for the same periods in the prior year, which was higher than the statutory federal rate of 35.0% primarily due to state taxes, an increase in our valuation allowance for certain foreign losses and non-cash compensation expenses related to stock options, partially offset by a lower foreign tax rate applicable to our foreign source income.

We have analyzed filing positions in all of the federal, state and foreign jurisdictions where we are required to file income tax returns, as well as all open tax years in these jurisdictions. As part of the Merger, the Company recorded $0.7 million of unrecognized tax benefits as of December 31, 2014, which is consistent with the balance as of June 30, 2015. Other than the unrecognized tax benefit related to the Merger, we believe that our income tax filing positions and deductions will be sustained upon audit and we do not anticipate any adjustments that will result in a material change to our financial position. We may from time to time be assessed interest or penalties by tax jurisdictions, although any such assessments historically have been minimal and immaterial to our financial results. Our policy for recording interest and penalties associated with audits and unrecognized tax benefits is to record such items as a component of income tax expense.

18. INCOME TAXES

The following presents consolidated income before tax for domestic and foreign operations (in thousands):

	Year Ended December 31,
	2014	2013	2012
Consolidated income before tax
Domestic	$13,870	$35,473	$39,280
Foreign	6,431	3,412	1,183
Total	$20,301	$38,885	$40,463

The income tax provision attributable to income from operations before tax consists of the following components (in thousands):

	Year Ended December 31,
	2014	2013	2012
Income tax provision
Domestic	$6,637	$13,626	$14,358
Foreign	1,524	861	416
Total income tax provision	$8,161	$14,487	$14,774
Income tax provision components
Current	$1,598	$844	$430
Deferred	6,563	13,643	14,344
Total income tax provision	$8,161	$14,487	$14,774

A reconciliation of the federal statutory rate and the effective income tax rate is as follows:

	Year Ended
	December 31,
	2014	2013	2012
Income tax reconciliation
Federal statutory rate	35.0%	35.0%	35.0%
Foreign provision	(3.6)%	(1.0)%	(0.4)%
State/province income tax	0.9%	1.3%	1.7%
Non-deductible compensation cost	0.7%	1.1%	0.2%
Non-deductible acquisition cost	5.9%	0.0%	0.0%
Change in valuation allowance	(0.9)%	0.2%	1.0%
Adjustment to carrying value	1.9%	0.3%	(2.2)%
Foreign dividends and IRC Sec. 956 inclusions, net of foreign tax deduction	(0.1)%	0.1%	1.1%
Non-deductible expenses and other items	0.4%	0.3%	0.1%
Effective tax rate	40.2%	37.3%	36.5%

The major tax‑effected components of the deferred tax assets and liabilities are as follows (in thousands):

	Year Ended December 31,
	2014	2013	2012
Deferred income tax assets related to:
Deferred tax asset - current
Intangibles	$—	$44,845	$63,899
Net operating losses	64,357	37,333	32,171
Stock compensation expense	8,841	7,066	6,775
Accounts receivable allowances	1,613	1,703	1,968
Accrued and prepaid expenses	7,917	1,331	1,279
Long-term debt	290	348	—
Other	373	406	367
Tax credits	5,146	—	—
Property, equipment and leased assets	—	333	312
Valuation allowance	(2,319)	(1,379)	(1,307)
Total deferred income tax assets	$86,218	$91,986	$105,464
Deferred income tax liabilities related to:
Property, equipment and leased assets	23,785	$—	$—
Intangibles	109,103	—	—
Other	1,072	942	800
Total deferred income tax liabilities	133,960	$942	$800
Deferred income taxes, net	$(47,742)	$91,044	$104,664

The following is a tabular reconciliation of the total amounts of unrecognized tax benefits (in thousands):

	Year Ended December 31,
	2014	2013	2012
Unrecognized tax benefit at the beginning of the period
Gross increases - tax positions in prior period	$—	$—	$—
Gross decreases - tax positions in prior period	—	—	—
Gross increases - tax positions in current period	729	—	—
Settlements	—	—	—
Unrecognized tax benefit at the end of the period	$729	$—	$—

For all of our investments in foreign subsidiaries, except for GCA (Macau), deferred taxes have not been provided on unrepatriated foreign earnings. Unrepatriated earnings were approximately $11.7 million as of December 31, 2014. These earnings were considered permanently reinvested, as it was management’s intention to reinvest foreign earnings in foreign operations. We project sufficient cash flow in the U.S. and we do not need to repatriate these foreign earnings to finance U.S. operations.

As a result of certain realization requirements under the accounting guidance on share‑based payments, the table of deferred tax assets and liabilities shown above does not include certain deferred tax assets that arose directly from tax deductions related to equity compensation in excess of compensation recognized for financial reporting at December 31, 2014, 2013 and 2012, respectively. Equity will be increased by $4.4 million if, and when, such deferred tax assets are ultimately realized. We use the accounting guidance on income taxes ordering for purposes of determining when excess tax benefits have been realized.

We had $179.9 million, or $63.0 million, tax‑effected, of accumulated federal net operating losses as of December 31, 2014. The net operating losses can be carried forward and applied to offset taxable income for 20 years and will expire starting in 2025.

We had tax‑effected state net operating loss carry forwards of approximately $5.9 million as of December 31, 2014. The state net operating loss carry forwards will expire between 2015 and 2033. The determination and utilization of these state net operating loss carry forwards are dependent upon apportionment percentages and other respective state laws, which can change from year to year. As of December 31, 2014, $1.6 million of our valuation allowance related to certain state net operating loss carry forwards which are expected to expire before utilization, due to shorter carry forward periods and decreased apportionment percentages in those states. The remaining valuation allowance of $0.7 million related to foreign net operating losses.

We recognized a deferred tax asset upon our conversion from a limited liability company to a corporation on May 14, 2004. Prior to that time, all tax attributes flowed through to the members of the limited liability company. The principal component of the deferred tax asset is a difference between our assets for financial accounting and tax purposes. This difference results from a significant balance of acquired goodwill of approximately $687.4 million that was generated as part of the conversion to a corporation plus approximately $97.6 million in pre-existing goodwill carried over from periods prior to the conversion. Both of these assets are recorded for tax purposes but not for accounting purposes. This asset is amortized over 15 years for tax purposes, resulting in annual pretax income being $52.3 million lower for tax purposes than for financial accounting purposes. At an estimated blended domestic statutory tax rate of 36.3%, this results in tax payments being approximately $19.0 million less than the annual provision for income taxes shown on the income statement for financial accounting purposes, or the amount of the annual provision, if less. There is an expected aggregate of $82.3 million in cash savings over the remaining life of the portion of our deferred tax asset related to the conversion. This deferred tax asset may be subject to certain limitations. We believe that it is more likely than not that we will be able to utilize our deferred tax asset. However, the utilization of this tax asset is subject to many factors including, but not limited to, a change of control of the Company and future earnings.

We have analyzed filing positions in all of the federal, state and foreign jurisdictions where we are required to file income tax returns, as well as all open tax years in these jurisdictions. As part of the Merger, the Company recorded $0.7  million of unrecognized tax benefits. Other than the unrecognized tax benefit related to the Merger, we believe that our income tax filing positions and deductions will be sustained upon audit and we do not anticipate any other adjustments that will result in a material change to our financial position. We may from time to time be assessed interest or penalties by tax jurisdictions, although any such assessments historically have been minimal and immaterial to our financial results. Our policy for recording interest and penalties associated with audits and unrecognized tax benefits is to record such items as a component of income tax expense.

We are subject to taxation in the U.S. and various states and foreign jurisdictions. We have a number of federal and state income tax years still open for examination as a result of our net operating loss carry forwards. Accordingly, we are subject to examination for both U.S. federal and a few state tax returns for the years 2005 to present. For the remaining state, local and foreign jurisdictions, with few exceptions, we are no longer subject to examination by tax authorities for years before 2011